SUPPLEMENTAL CASH FLOW INFORMATION (Details) - Entity [Domain] - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Sep. 30, 2014	Sep. 30, 2013	Sep. 30, 2012
Cash payments:
Interest paid, net of amounts capitalized			$ 5,374	$ 6,991	$ 10,711
Income taxes paid			317,599	363,326	144,959
Reconciliation of total capital expenditures incurred to total capital expenditures in the consolidated statements of cash flows
Capital expenditures incurred	$ 679,771	$ 372,892	1,047,176	791,741	1,082,678
Additions incurred prior year but paid for in current year	123,548	29,264	29,264	46,589	61,591
Additions incurred but not paid for as of the end of the year	(39,954)	(45,403)	(123,548)	(29,264)	(46,589)
Capital expenditures per Consolidated Statements of Cash Flows	$ 763,365	$ 356,753	$ 952,892	$ 809,066	$ 1,097,680